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EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

                  We consent to the incorporation by reference in Registration Nos. 333-91597 (Form S-3), 333-31108 (Form S-8), and 333-61472 (Form S-8) of our
report dated February 15, 2002, appearing in this Annual Report on Form 10-K of The Cronos Group for the year ended December 31, 2001.

                                        /s/  Deloitte & Touche LLP

March 18, 2002